                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 20, 1996


                      Meridian Medical Technologies, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

              Delaware                 0-5958           52-0898764
      ----------------------------   -----------     -------------------
      (State or other jurisdiction   (Commission     (I.R.S. employer
             of incorporation)       file number)    identification no.)

       10240 Old Columbia Road, Columbia, MD                     21046
      ----------------------------------------                   ----------
      (Address of principal executive offices)                 (Zip code)

      Registrant's telephone number, including area code: (410) 309-6830
                                                          --------------

                            Survival Technology, Inc.
                             2275 Research Boulevard
                               Rockville, MD  20850
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)




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Item 2. Acquisition or Disposition of Assets
        ------------------------------------

     On November 20, 1996, Brunswick Biomedical Corporation ("Brunswick"), the holder of approximately 61.1% of the outstanding shares of the Registrant's common stock, merged with and into Survival Technology, Inc. ("STI" or the "Registrant") pursuant to an Agreement and Plan of Merger dated as of September 11, 1996 ("Agreement"). In the merger, each of Brunswick's 66,780 outstanding shares of common stock was converted into 2.1 shares of STI's common stock and cash in lieu of fractional shares. Each of Brunswick's 746,995 outstanding shares of preferred stock was converted into
2.1 shares of STI's common stock and cash in lieu of fractional shares as well as a warrant to purchase 0.4 of a share of STI's common stock at an exercise price of $11.00 per share exercisable for a period of five years following the merger. In addition, STI assumed Brunswick's obligations under outstanding options and warrants. These provisions of the Agreement resulted in approximately 1.7 million shares of STI common stock being issued in exchange for the Brunswick stock upon the consummation of the merger and may result in additional issuances of approximately 1.05 million shares of STI common stock if all options and warrants are exercised and the required consideration is paid. Each of the 1,888,126 shares of STI common stock formerly owned by Brunswick was retired in the merger.

    Stockholders of the Registrant and Brunswick approved the Agreement at the meetings held on November 20, 1996 and November 19, 1996, respectively. Following the effective time of the merger, STI also changed its name to Meridian Medical Technologies, Inc. On December 1, 1996, the Registrant relocated its executive offices to 10240 Old Columbia Road, Columbia, MD 21046, and changed its phone number to (410) 309-6830.

     Additional information regarding the background of the merger, the negotiations of the exchange ratio, and the relationships of certain officers and directors of the Registrant with Brunswick, as well as information regarding the business and assets of Brunswick is set forth in the Registrant's definitive proxy statement dated as of October 30, 1996.

     Although the Registrant is the surviving corporation in the merger as a legal matter, the merger is treated as a purchase of the Registrant for financial accounting purposes. As a result, the Registrant's assets and liabilities have been revalued to their respective fair values, and Brunswick's historical financial statements will reflect the combined

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operations of the Registrant and Brunswick after November 20, 1996.

     The Registrant will retain July 31st as its fiscal year end. This will result in the separate reporting by Brunswick of unaudited interim financial statements for the months ended July 31, 1996 and 1995 to transition Brunswick's historical financial statements from a June 30th fiscal year end to a July 31st fiscal year end.

     The Agreement was previously filed as Exhibit 6(a) to Amendment No. 1 to Brunswick's Schedule 13D relating to its holdings of STI common stock and incorporated by reference as Exhibit 2 to the Registrant's Current Report on Form 8-K dated September 16, 1996. For information regarding certain of the terms of the merger, reference is made to the press release of the Registrant dated November 20, 1996 attached hereto as Exhibit 99.2.

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits
         -----------------------------------------

         (a) FINANCIAL STATEMENTS.

             (1) Audited consolidated financial statements of Brunswick as of June 30, 1996 and for the year then ended, together with the report of the independent accountants thereon, were previously included on pages F-1 through F-28 of the Registrant's definitive proxy statement dated October 30, 1996.

             (2) Audited consolidated financial statements of Brunswick as of June 30, 1995 and 1994 and for the two years ended June 30, 1995 and 1994, together with the report of the independent public accountants thereon, are filed herewith.

             (3) Unaudited Interim Financial Statements of Brunswick for the months ended July 31, 1996 and 1995 and as of October 31, 1996 and 1995 and for the quarters then ended are not yet available and will be filed as an amendment to this Form 8-K as soon as practicable, but not later than 60 days after the date hereof.


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         (b) PRO FORMA FINANCIAL INFORMATION.

             (1)  Unaudited pro forma combined financial
                  information as of July 31, 1996, giving effect to the merger, were previously included on pages 50-55 of the Registrant's Definitive
                  Proxy Statement dated October 30, 1996.

         (c) EXHIBITS.

             2.1 Agreement and Plan of Merger dated September 11, 1996 (incorporated by reference herein from Exhibit 6(a) to Amendment No. 1 to Schedule 13D filed by Brunswick Biomedical Corporation dated September 13, 1996).

             4.1 Form of Warrant to be issued by the Registrant to holders of Brunswick preferred stock.

            23.1  Consent of Price Waterhouse LLP.

            23.2  Consent of Arthur Andersen LLP.

            99.1 Audited consolidated financial statements of Brunswick as of June 30, 1995 and 1994 and for the two years ended June 30, 1995 and 1994, together with the report of the independent public accountants thereon.

            99.2  Press Release dated November 20, 1996.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized

                                       MERIDIAN MEDICAL TECHNOLOGIES, INC.


Date: December 5, 1996                 By: /s/Jeffrey W. Church
                                           -------------------------------
                                           Jeffrey W. Church
                                           Sr. Vice President-Finance
                                           and Chief Financial Officer
                                           (Principal Financial and
                                           Accounting Officer)


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                                EXHIBIT INDEX

                                                                 LOCATION IN
                                                                 SEQUENTIALLY
                                                                 NUMBERED COPY
                                                                 -------------

 2.1          Agreement and Plan of Merger
              dated September 11, 1996
              (incorporated by reference herein
              from Exhibit 6(a) to Amendment No. 1
              to Schedule 13D filed by Brunswick
              Biomedical Corporation dated
              September 13, 1996)......................

 4.1          Form of Warrant to be issued by the
              Registrant to holders of Brunswick
              preferred stock..........................                  7

23.1          Consent of Price Waterhouse LLP..........                 15

23.2          Consent of Arthur Andersen LLP...........                 16

99.1          Audited consolidated financial
              statements of Brunswick as of
              June 30, 1995 and 1994 and for the
              two years ended June 30, 1995 and
              1994, together with the report of
              the independent public accountants
              thereon..................................                 17

99.2          Press Release dated November 20, 1996....                 33


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